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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K


                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of Report (Date of earliest event reported):          January 21, 2000
                                                   ----------------------------


                           NEXTEL COMMUNICATIONS, INC.
             (Exact name of registrant as specified in its charter)


         DELAWARE                       0-19656                36-3939651
(State or other jurisdiction         (Commission            (I.R.S. Employer
      of incorporation)              File Number)          Identification No.)



     2001 EDMUND HALLEY DRIVE, RESTON, VIRGINIA                    20191
      (Address of principal executive offices)                  (Zip Code)


Registrant's telephone number, including area code:       (703) 433-4000
                                                       ------------------------


-------------------------------------------------------------------------------
                (Former name or former address, if changed since last report)




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ITEM 5.     OTHER EVENTS.

      On January 21, 2000, Nextel issued a press release announcing the private placement of $1.0 billion in 5.25% Convertible Senior Notes due 2010, a copy of which is being filed as Exhibit 99.1 hereto and is incorporated herein by reference.

ITEM 7.     FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

            (a)   FINANCIAL STATEMENTS OF BUSINESS ACQUIRED.
                  NOT APPLICABLE

            (b)   PRO FORMA FINANCIAL INFORMATION.
                  NOT APPLICABLE

            (C)    EXHIBITS.

                       Exhibit No         Exhibit Description
                       ----------         -------------------
                          99.1            Press Release issued January 21, 2000


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                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                NEXTEL COMMUNICATIONS, INC.

Date: January 21, 2000          By: /s/ THOMAS J. SIDMAN
                                ---------------------------------
                                    Thomas J. Sidman
                                    Senior Vice President and General Counsel


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                                  EXHIBIT INDEX

           Exhibit No                  Exhibit Description
           ---------                   -------------------
             99.1                      Press Release issued January 21, 2000